SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                  June 1, 2001


                               Metris Master Trust
                            Metris Receivables, Inc.
                     (Originator of the Metris Master Trust)
             (Exact name of registrant as specified in its charter)


       Delaware                      000-23961-01              41-1810301
(State of Incorporation)       (Commission File Number)    (IRS Employer
                                                           dentification Number)


              10900 Wayzata Boulevard, Minnetonka, Minnesota 55305
               (Address of Principal Executive Office)


       Registrant's telephone number, including area code (952) 417-5645


                            METRIS RECEIVABLES, INC.
                           Current Report on Form 8-K

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.           Not Applicable.

Item 2.           Not Applicable.

Item 3.           Not Applicable.

Item 4.           Not Applicable.

Item 5. On June 1, 2001 the Metris Master Trust issued its Class A Floating Rate Asset Backed Securities, Series 2001-2 and its Class B Floating Rate Asset Backed Securities, Series 2001-2.

Item 6.           Not Applicable.

Item 7.           Exhibits.

The following are filed as Exhibits to this Report under Exhibit 4.1.

       Exhibit 4.1 Series 2001-2 Supplement dated as of June 1, 2001.

Item 8.           Not Applicable.

Item 9.           Not Applicable.



                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              METRIS RECEIVABLES, INC.
                                              as Transferor, on behalf of the
                                              Metris Master Trust


                                              By: /s/ Ralph A. Than
                                              Name:   Ralph A. Than
                                              Title:  Senior Vice President
                                                      and Treasurer

June 15, 2001



                                  EXHIBIT INDEX


Exhibit                    Description

Exhibit 4.1                Series 2001-2 Supplement dated as of June 1, 2001.